Exhibit 99.1

Student Loan Finance Corporation

Quarterly Report Pursuant to Section 6.2 of the Indenture and

Section 21d of the Servicing Agreement (Unaudited)

Education Loans Incorporated

Student Loan Asset-Backed Notes, Series 2005-1A & 2005-1B

Report for the Three Months Ended May 31, 2006

I.	Identification of Notes

Description	Cusip #	Final Maturity	Interest Rate	Principal Balance
				February 28, 2006	May 31, 2006
Senior Series 2005-1A1 Notes	280907 BU 9	Paid	3-Mo LIBOR + 0.01%	$0	$0
Senior Series 2005-1A2 Notes	280907 BV 7	December 26, 2016	3-Mo LIBOR + 0.06%	247,302,000	208,257,000
Senior Series 2005-1A3 Notes	280907 BW 5	September 25, 2024	3-Mo LIBOR + 0.10%	355,000,000	355,000,000
Subordinate Series 2005-1B Notes	280907 BX 3	June 25, 2035	3-Mo LIBOR + 0.55%	45,000,000	45,000,000

				$647,302,000	$608,257,000

II.	Total Asset Percentage

	May 31, 2006	Application of Available Funds	Adj Balance at June 26, 2006
Value of Trust Estate
Principal Balance of Eligible Loans	$536,762,503.08		$536,762,503.08
Accrued Borrower Interest	6,983,903.65		6,983,903.65
Accrued Government Interest	801,026.95		801,026.95
Accrued Special Allowance Payments	2,492,477.60		2,492,477.60
Acquisition Account	134,689.01		134,689.01
Collection Account	44,596,916.29	(44,596,123.87)	792.42
Reserve Account:
Amount in Excess of Reserve Requirement	390,450.00	(390,450.00)	0.00
Balance of Reserve Account	6,082,570.00		6,082,570.00
Accrued Interest on Investment Accounts	11,405.49		11,405.49

Total Value of Trust Estate	598,255,942.07	(44,986,573.87)	553,269,368.20

Principal Amount of Outstanding Notes	608,257,000.00	(36,717,500.00)	571,539,500.00

Difference	$(10,001,057.93)	$(8,269,073.87)	$(18,270,131.80)

Total Asset Percentage			96.80%

III.	Changes in Account Balances

A.	Acquisition Account

		Amount
Balance at February 28, 2006		$155,205.09
Less Withdrawals for Eligible Loans:
Total Principal Acquired	$(20,145.45)
Accrued Interest Acquired	0.00
Premiums and Related Acquisition Costs	(370.63)

Net Cost of Loans Acquired		(20,516.08)

Balance at May 31, 2006		$134,689.01

B.	Collection Account

Amount
Balance at February 28, 2006	$46,399,553.68
Increase in Net Available Funds	44,594,897.97
Distribution of Available Funds (Pursuant to Indenture Section 5.6)	(46,397,535.36)

Balance at May 31, 2006	$44,596,916.29

C.	Reserve Account

Amount
Balance at February 28, 2006	$7,108,840.00
Additions From Collection Account	0.00
Less Withdrawals During Period	(635,820.00)

Balance at May 31, 2006	$6,473,020.00

IV.	Available Funds to be Distributed on June 26, 2006

A.	Available Funds

Amount
Available Funds in Collection Account not Paid on Prior Quarterly Payment Date	$2,018.32

Increase in Collection Account During Period:
Principal Collections	$37,085,151.08
Borrower Interest Collections	3,462,942.59
Late Fees Collected	55,706.62
Investment Income Receipts	461,187.49
Government Interest and Special Allowance Payments Collected	4,520,402.43
Refund of Premiums Paid	313,580.70
Less Payments of:
Servicing Fees	(897,142.89)
Consolidation Loan Rebate Fees	(406,930.05)

Total Collection Account Increase During Period	44,594,897.97

Total Available Funds in Collection Account	44,596,916.29
Reserve Account in excess of Reserve Requirement	390,450.00

Total Available Funds	$44,987,366.29

B.	Distribution Amounts

1) Idemnification Payment	$0.00
2a) Primary Servicing Fees for Preceding Month	436,188.88
2b) Trustee Fees for the Preceding Quarter	22,809.64
3) Senior Noteholders’ Interest Distribution Amount	7,183,312.85
4) Senior Noteholders’ Principal Distribution Due at Stated Maturity	0.00
5) Subordinate Noteholders’ Interest Distribution Amount	626,762.50
6) Reserve Account to Increase to Reserve Account Requirement	0.00

Total of Above Distribution Amounts	8,269,073.87

Remaining Balance Available for Principal Payments	$36,718,292.42

C.	Principal Distribution Amounts

Applied to Series 2005-1A2 Notes	$36,717,500.00

Rate per $1,000	$146.87

D.	Total Distribution Amounts

$44,986,573.87

V.	Schedule of Noteholder’s Interest Due June 26, 2006

Description	Principal Balance	Days in Period	Applicable Interest Rate	Interest Due
Senior Series 2005-1A1 Notes	$0	91	4.97000%	$0.00
Senior Series 2005-1A2 Notes	208,257,000	91	5.02000%	2,642,665.63
Senior Series 2005-1A3 Notes	355,000,000	91	5.06000%	4,540,647.22

Total-Senior Series				7,183,312.85
Subordinate Series 2005-1B Notes	45,000,000	91	5.51000%	626,762.50

Total-All Series				$7,810,075.35

VI.	Student Loan Information

A.	Student Loan Principal Outstanding for the Three Months Ended May 31, 2006

Amount
Balance at February 28, 2006	$572,399,795.70
Loans Purchased / Originated	20,145.45
Capitalized Interest	1,427,317.09
Less Principal Payments Received	(37,085,151.08)
Less Sale of Loans	0.00
Other Increases (Decreases)	395.92

Balance at May 31, 2006	$536,762,503.08

B.	Composition of Student Loan Portfolio as of May 31, 2006

Amount
Aggregate Outstanding Principal Balance	$536,762,503.08
Number of Borrowers	73,362
Average Outstanding Principal Balance Per Borrower	$7,317
Number of Loans (Promissory Notes)	159,756
Average Outstanding Principal Balance Per Loan	$3,360
Weighted Average Interest Rate	4.66%

C.	Distribution of Student Loan Portfolio by Loan Type as of May 31, 2006

Loan Type	Outstanding Principal Balance	Percent
Stafford - Subsidized	$201,094,019.65	37.5%
Stafford - Unsubsidized	154,434,272.53	28.8%
Stafford - Nonsubsidized	3,766.28	0.0%
PLUS	29,884,353.12	5.6%
SLS	17,773.25	0.0%
Consolidation	151,328,318.25	28.2%

Total	$536,762,503.08	100.0%

D.	Distribution of Student Loan Portfolio by Interest Rate as of May 31, 2006

Interest Rate	Outstanding Principal Balance	Percent
Less Than 3.00%	$36,084,390.66	6.7%
3.00% to 3.49%	61,305,391.76	11.4%
3.50% to 3.99%	27,158,903.82	5.1%
4.00% to 4.49%	19,538,672.28	3.6%
4.50% to 4.99%	161,446,539.80	30.1%
5.00% to 5.49%	196,381,507.52	36.6%
5.50% to 5.99%	1,324,914.49	0.2%
6.00% to 6.49%	32,189,123.26	6.0%
6.50% to 6.99%	608,386.25	0.1%
7.00% to 7.49%	343,924.82	0.1%
7.50% to 7.99%	110,883.93	0.0%
8.00% to 8.49%	192,621.16	0.0%
8.50% to 8.99%	0.00	0.0%
9.00% to 9.49%	73,975.04	0.0%
9.50% to 9.99%	0.00	0.0%
10.00% or Greater	3,268.29	0.0%

Total	$536,762,503.08	100.0%

E.	Distribution of Student Loan Portfolio by Borrower Payment Status as of May 31, 2006

Status	Number of Loans	Outstanding Principal Balance	% of Principal
Interim
School	23,359	$70,847,601.54	13.2%
Grace	10,221	30,913,431.21	5.8%

Total Interim	33,580	101,761,032.75	19.0%

Repayment
Active
Current	70,316	272,466,373.09	50.8%
31 to 60 Days	5,465	16,037,828.18	3.0%
61 to 90 Days	3,399	9,136,211.09	1.7%
91 to 120 Days	2,450	6,541,123.40	1.2%
121 to 180 Days	3,900	10,127,448.56	1.9%
181 to 270 Days	3,691	9,141,943.19	1.7%
Over 270 Days	765	1,641,178.36	0.3%
Claims Filed, Not Yet Paid	3,667	7,710,505.95	1.4%
Deferment	25,598	76,780,719.25	14.3%
Forbearance	7,016	25,418,139.26	4.7%

Total Repayment	126,267	435,001,470.33	81.0%

	159,847	$536,762,503.08	100.0%

F.	Distribution of Student Loan Portfolio by Guarantee Agency as of May 31, 2006

Guarantee Agency	Outstanding Principal Balance	Percent
AES/Pennsylvania Higher Education Assistance Agency	$236,782.82	0.0%
California Student Aid Commission	34,068,957.83	6.3%
Colorado Student Loan Program	27,984,107.03	5.2%
Education Assistance Corporation	310,698,251.84	57.9%
Educational Credit Management Corporation	13,453,276.67	2.5%
Great Lakes Higher Education Guaranty Corporation	110,511,637.15	20.6%
National Student Loan Program	6,874,579.36	1.3%
Northwest Education Loan Association	21,972,842.29	4.1%
Student Loans of North Dakota	5,415,595.81	1.0%
United Student Aid Funds, Inc	5,348,378.75	1.0%
Other Guarantee Agencies	198,093.53	0.0%

Total	$536,762,503.08	100.0%